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                                                                    EXHIBIT 23.1


                 [BROUSSARD, POCHE', LEWIS & BREAUX LETTERHEAD]


                        CONSENT OF INDEPENDENT AUDITORS


As Independent Auditors, we hereby consent to the incorporation by reference in this Form 10-K of American Bancorp, Inc. for the years ended December 31,
1996, 1995 and 1994, of our report dated January 27, 1997, which appears on Pages 28 through 55 of the annual report to shareholders.


                                           /s/ BROUSSARD, POCHE', LEWIS & BREAUX


Lafayette, Louisiana
January 27, 1997